                                                                   EXHIBIT 10.24

THIS WARRANT AND THE SHARES OF CLASS B COMMON STOCK PURCHASABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION AND MAY NOT BE SOLD, OFFERED FOR SALE OR OTHERWISE TRANSFERRED UNLESS REGISTERED OR QUALIFIED UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS OR UNLESS AN EXEMPTION IS AVAILABLE AND AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE CORPORATION IS DELIVERED TO SUCH EFFECT.

THESE SECURITIES ARE SUBJECT TO MANDATORY REDEMPTION BY THE CORPORATION. SUCH REDEMPTION CAN BE ACCOMPLISHED WITHOUT THE CERTIFICATES REPRESENTING SUCH SECURITIES BEING SURRENDERED AND WHETHER OR NOT THE CORPORATION GIVES NOTICE OF SUCH REDEMPTION. THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH HOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

AS SPECIFIED HEREIN AND IN THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF THE CORPORATION AND THE STOCKHOLDERS AGREEMENT, DATED AS OF DECEMBER 20, 1999, BY AND AMONG THE CORPORATION AND CERTAIN STOCKHOLDERS OF THE CORPORATION, THE TRANSFERABILITY OF THESE SECURITIES IS SUBJECT TO RESTRICTION.

      Void after 5:00 p.m., New York, New York Time, on December 20, 2009. (Subject to earlier termination upon an Approved Sale or Termination of
                                  Employment)

                              WARRANT TO PURCHASE
                                   SHARES OF
                              CLASS B COMMON STOCK

                                       OF

                               IWO HOLDINGS, INC.

     This is to certify that, FOR VALUE RECEIVED, __________, residing at _____________________ ("Holder"), is entitled to purchase, subject to the
                        ------
provisions of this Warrant, from IWO Holdings, Inc., a Delaware corporation

("Holdings"), up to 2,480 fully paid, validly issued and nonassessable shares of
----------
Class B Common Stock, $0.01 par value per share (the "Class B Common Stock"), at
                                                      --------------------
the exercise price of $172.34043 per share until December 20, 2009, subject to earlier termination upon an Approved Sale or in the event of the termination of Holder's employment with Holdings or any of its Subsidiaries. The number of shares of Class B Common Stock to be received upon the exercise of this Warrant and the price to be paid for each share of Class B Common Stock are subject to adjustment as hereinafter set forth. The shares of Class B Common Stock deliverable upon such exercise, and as adjusted from time to time, are hereinafter sometimes referred to as "Warrant
                                                                      -------
Shares," and the exercise price for a share of Class B Common Stock, as adjusted
------
from time to time is hereinafter sometimes referred to as the "Exercise Price."
                                                               --------------

     1.  CERTAIN DEFINITIONS.  As used herein, the following terms shall have
         -------------------
the following meanings:

     "40% IRR Warrant" means Warrants with respect to 1,240 shares of Class B
      ---------------
Common Stock.

     "60% IRR Warrant" means Warrants with respect to 1,240 shares of Class B
      ---------------
Common Stock.

     "Affiliate" means (a) any Person which, directly or indirectly, is in
      ---------
control of, is controlled by, or is under common control with, such Person or
(b) any Person who is a director or officer (i) of such Person, (ii) of any Subsidiary of such Person or (iii) of any Person described in clause (a) above. For purposes of this definition, "control" of a Person means the power, directly or indirectly, (x) to vote 50% or more of the securities having ordinary voting power for the election of directors of such Person whether by ownership of securities, contract, proxy or otherwise, or (y) to direct or cause the direction of the management and policies of such Person whether by ownership of securities, contract, proxy or otherwise.

     "Approved Sale" means a transaction or a series of related transactions
      -------------
which results in a change of economic beneficial ownership of Holdings or its business of greater than 50% (disregarding for this purpose any disparate voting rights attributable to the outstanding stock of Holdings), whether pursuant to the sale of the stock of Holdings, the sale of all or substantially all of the assets of Holdings, or a merger or consolidation; provided that a sale of stock by an Initial Stockholder to (i) another Initial Stockholder or Affiliate thereof, or (ii) a non-U.S. entity with respect to which an Initial Stockholder or Affiliate thereof has an administrative relationship shall be disregarded when determining if an Approved Sale has occurred.

     "Cause" has the meaning provided in the Employment Agreement dated as of
      -----
the date hereof between the Holder and Holdings.

     "Certificate of Incorporation" means the Amended and Restated Certificate
      ----------------------------
of Incorporation of Holdings, dated December 16, 1999, as amended from time to time.

     "Class A Common Stock" means the Class A common stock of Holdings, $0.01
      --------------------
par value per share.

     "Class B Common Stock" is defined in the preamble.
      --------------------

     "Class D Common Stock" means the Class D common stock of Holdings, $0.01
      --------------------
par value per share.

     "Common Stock" means the common stock of Holdings, $0.01 par value per
      ------------
share.

     "Dilution Event" is defined in Section 7(a).
      --------------

     "Disability" has the meaning provided in the Employment Agreement dated as
      ----------
of the date hereof between the Holder and Holdings.

     "Exercise Price" is defined in the Preamble.
      --------------

     "Holder" is defined in the Preamble.
      ------

     "Holdings" is defined in the preamble.
      --------

     "Holdings Notice" is defined in Section 2(b).
      ---------------

     "Initial Investors" means the owners of the Class A Common Stock, Class C
      -----------------
Common Stock and Class D Common Stock as of the date hereof, other than Paribas North America, Inc.

     "Initial Investors Cash-Out" is defined in Section 2(a).
      --------------------------

     "Initial Investors Investment" means the investment in Holdings that the
      ----------------------------
Initial Investors have made on the date hereof.

     "Initial Public Offering" means the effectiveness after December 31, 1999
      -----------------------
of a registration statement under the Securities Act on any of Forms S-1, S-2, S-3 or any similar successor form covering any of the Stock, and the completion of a sale of such Stock thereunder, (i) following which Holdings is, or becomes, a reporting company under Section 12(b) or 12(g) of the Exchange Act, and (ii) as a result of which the Common Stock is traded on the New York Stock Exchange or the American Stock Exchange, or quoted on the Nasdaq Stock Market or is traded or quoted on any other national stock exchange.

     "Initial Stockholders" means the stockholders of Holdings who became
      --------------------
stockholders as of the Closing Date (including employees or directors of Holdings or any Subsidiary who were granted options to purchase stock as of the Closing Date) and any transferees of such stockholders described in clause (i) or (ii) in the definition of Approved Sale.

     "Notice Date" is defined in Section 2(c).
      -----------

     "Notice of Exercise" is defined in Section 2(c).
      ------------------

     "Permitted Transferee" is defined in Section 5.
      --------------------

     "Person" means an individual, partnership, joint venture, limited liability
      ------
company, corporation, trust, unincorporated organization or a government or any department or agency thereof.

     "Retirement" has the meaning provided in the Employment Agreement dated as
      ----------
of the date hereof between the Holder and Holdings.

     "Securities Act" means the Securities Act of 1933, as amended, and the
      --------------
rules and regulations promulgated thereunder.

     "Subsidiary" means any joint venture, corporation, partnership or other
      ----------
entity as to which Holdings, whether directly or indirectly, has more than 50% of the (i) voting rights or (ii) rights to capital or profits.

     "Supermajority Board Approval" means the affirmative vote of a majority of
      ----------------------------
the authorized number of directors including the affirmative vote of any two directors who are Founders Designated Directors, the Odyssey Designated Director or the Chief Executive Officer.

     "Termination of Employment" means the date on which the Holder ceases to be
      -------------------------
employed by Holdings or any of its Subsidiaries for any reason.

     "Warrant" means the rights granted by Holdings to the Holder pursuant
      -------
hereto to purchase Warrant Shares.

     "Warrant Shares" means the shares of Class B Common Stock purchased or
      --------------
purchasable by the Holder pursuant to the terms of this Warrant.

     2.  VESTING AND EXERCISE OF WARRANT.
         -------------------------------

     (a) The 40% IRR Warrant shall vest and become exercisable in full upon the earliest to occur of the following, provided such occurrence is prior to the Termination of Employment:

         (i) immediately prior to the closing of an Approved Sale pursuant to which the Initial Investors realize on the shares of Class A Common Stock, Class C Common Stock and Class D Common Stock (or Common Stock issued upon conversion thereof) sold by the Initial Investors in such Approved Sale an amount in cash greater than the product of 2 multiplied by the Initial Investors Investment and such amount represents a forty percent (40%) annual return on the Initial Investors Investment, compounded from the date hereof to the closing date of such Approved Sale;

         (ii) immediately prior to the closing of an Approved Sale that (A) is prior to the closing of the Initial Public Offering and (B) is approved by less than a Supermajority Vote of the Board and such approval occurs on a date prior to the first anniversary of the date hereof; or

         (iii) if an Initial Public Offering has occurred, 90 days following the closing of a transaction or the last of a series of transactions that results in the Initial Investors having disposed of 50% of the shares of Class A Common Stock, Class C Common Stock and Class D Common Stock owned by them as of the date hereof (or Common Stock issued upon conversion thereof) (an "Initial Investors Cash-Out") and as a result of such
                   --------------------------
     transaction or the last of such series of transactions, the Initial Investors have realized in cash an amount greater than the product of 1.5 multiplied by the Initial Investors Investment and such amount, together with the amount the Initial Investors could realize in the public sale of the remaining shares owned by the Initial Investors as of the date hereof, represents a forty percent (40%) annual return on the Initial Investors Investment, compounded from the date hereof to the date 90 days following the date of the

     Initial Investors Cash-Out. The amount that could be realized by the Initial Investors in the public sale of such remaining shares shall be deemed to be an amount per share equal to the average closing sale price of the Common Stock as traded on the New York Stock Exchange or American Stock Exchange or as reported on the Nasdaq National Market over the 90-day period following the date of the Initial Investors Cash-Out.

     (b) The 60% IRR Warrant shall vest and become exercisable in full upon the earlier to occur of the following, provided such occurrence is prior to the Termination of Employment:

         (i) immediately prior to the closing of an Approved Sale pursuant to which the Initial Investors realize on the shares of Class A Common Stock, Class C Common Stock and Class D Common Stock (or Common Stock issued upon conversion thereof) sold by the Initial Investors in such Approved Sale an amount in cash greater than the product of 3 multiplied by the Initial Investors Investment and such amount represents a sixty percent (60%) annual return on the Initial Investors Investment, compounded from the date hereof to the closing date of such Approved Sale;

         (ii) immediately prior to the closing of an Approved Sale that (A) is prior to the closing of the Initial Public Offering and (B) is approved by less than a Supermajority Vote of the Board and such approval occurs on a date prior to the first anniversary of the date hereof; or

         (iii) if an Initial Public Offering has occurred, 90 days following an Initial Investors Cash-Out and as a result of such transaction or the last of such series of transactions, the Initial Investors have realized in cash an amount greater than the product of 3 multiplied by the Initial Investors Investment and such amount, together with the amount the Initial Investors could realize in the public sale of the remaining shares owned by the Initial Investors as of the date hereof, represents a sixty percent (60%) annual return on the Initial Investors Investment, compounded from the date hereof to the date 90 days following the date of the Initial Investors Cash-Out. The amount that could be realized by the Initial Investors in the public sale of such remaining shares shall be deemed to be an amount per share equal to the average closing sale price of the Common Stock as traded on the New York Stock Exchange or American Stock Exchange or as reported on the Nasdaq National Market over the 90-day period following the date of the Initial Investors Cash-Out.

     (c) Holdings shall give to the Holder written notice (the "Holdings
                                                                --------
Notice") of the occurrence of an Approved Sale at least 20 days prior to the
------
anticipated closing of such Approved Sale or an Initial Investors Cash-Out within 100 days following such Initial Investors Cash-Out.

     (d) If the event giving rise to the Holdings Notice is an anticipated Approved Sale, the Holdings Notice shall state: (i) the anticipated date of closing of the Approved Sale, (ii) whether or not Holdings anticipates that the Approved Sale will cause the vesting of the 40%

IRR Warrant or the 60% IRR Warrant and (iii) that certificates for the Warrant Shares (or such other shares or consideration that may be received by a holder of Warrant Shares upon the closing of such Approved Sale) will be delivered to the Holder on the closing date of such Approved Sale, subject to the vesting of such warrants, at the principal office of Holdings or such other place as may be designated by Holdings in the Holdings Notice.

     (e) If the event giving rise to the Holdings Notice is an Initial Investor Cash-Out, the Holdings Notice shall state: (i) the amount received by the Initial Investors in connection with the Initial Investors Cash-Out (ii) whether or not the Initial Investors Cash-Out caused the 40% IRR Warrant or the 60% IRR Warrant to vest and (iii) that, if such vesting occurred, certificates for the Warrant Shares will be delivered to the Holder at the principal office of Holdings or such other place as may be designated by Holdings in the Holdings Notice.

     (f) With respect to an Approved Sale, if the Holdings Notice states that Holdings anticipates that such event will cause the vesting of the 40% IRR Warrant or the 60% IRR Warrant, the Holder shall notify Holdings on or before five days prior to the anticipated closing date of such Approved Sale of such Holder's exercise and, with respect to an Initial Investors Cash-Out, if the Holdings Notice states that such event has caused the vesting of either of such warrants, the Holder shall notify Holdings on or before five days following receipt of the Holdings Notice of such Holder's exercise of this Warrant (the "Notice Date") . This Warrant shall be exercisable by the Holder in whole only,
------------
and not in part, by the surrender of this Warrant and delivery to Holdings on or before the Notice Date of (i) a duly executed notice of exercise in the form of Exhibit A (a "Notice of Exercise") and (ii) the Exercise Price for the Warrant
              ------------------
Shares, payable in cash or by wire transfer to a bank account designated by Holdings.

     (g) This Warrant shall terminate automatically upon the closing of an Approved Sale and this Warrant shall no longer be of any force or effect, unless
(i) provision is made in writing in connection with such transaction for the continuance of this Warrant and for the assumption of this Warrant, or for the substitution for this Warrant of a new Warrant covering the securities of a successor entity or an affiliate thereof, with appropriate adjustments as to the number and kind of securities and exercise price, in which event this Warrant shall continue or be replaced, as the case may be, in the manner and under the terms so provided; or (ii) the Board of Directors of Holdings shall provide in writing for such adjustment as it deems appropriate in terms and conditions of this Warrant, including without limitation (A) accelerating the vesting of this Warrant and/or (B) providing for the cancellation of this Warrant and its automatic conversion into the right to receive the securities, cash or other consideration that the Holder would have been entitled to receive upon consummation of an Approved Sale had Warrant Shares been issued and outstanding immediately prior to the Approved Sale (net of the appropriate exercise price).

     (h) This Warrant shall expire on December 20, 2009, unless the Holder's employment with Holdings or any of its Subsidiaries: (i) is terminated with Cause or the Holder leaves such employment for any reason, in which case this Warrant will expire 30 days after the Termination of Employment; or (ii) is terminated without Cause, or due to death, Disability or Retirement, or the Holder leaves for any reason and the Board of Directors of Holdings determines that the Holder left such employment due to personal hardship, in which case this Warrant will expire 90 days after the Termination of Employment.

     3.  RESERVATION OF SHARES.  Holdings shall at all times reserve for
         ---------------------
issuance and/or delivery upon exercise of this Warrant such number of shares of its Class B Common Stock as shall be required for issuance and delivery upon exercise of this Warrant. If any shares of the Class B Common Stock are or become listed on any national securities exchange or the Nasdaq National Market, Holdings shall also list the Warrant Shares, as the case may be, on such exchange or system, as the case may be, subject to notice of issuance.

     4.  FRACTIONAL SHARES.  Fractional shares or scrip representing fractional
         -----------------
shares may be issued upon the exercise of this Warrant. Alternatively, Holdings may, at its option, with respect to any fraction of a share issuable upon any exercise hereof, pay to the Holder an amount in cash equal to such fraction multiplied by the greater of (i) the initial Exercise Price per share or (ii) the current market value of a Warrant Share. The current market value of a Warrant Share shall be determined as follows:

     (a) If Warrant Shares are listed on a national securities exchange or admitted to unlisted trading privileges on such exchange or listed for trading on the Nasdaq National Market, the current market value shall be the last reported sale price of a Warrant Share on such exchange or system on the last day prior to the date of exercise of this Warrant or if no such sale is made on such day, the average closing bid and asked prices for such day on such exchange or system;

     (b) If Warrant Shares are not so listed or admitted to unlisted trading privileges, the current market value shall be the mean of the last reported bid and asked prices for a Warrant Share reported by the National Quotation Bureau, Inc. on the last day prior to the date of the exercise of this Warrant; or

     (c) If the Warrant Shares are not so listed or admitted to unlisting trading privileges and bid and asked prices are not so reported, the current market value shall be an amount reasonably determined by the Board of Directors of Holdings.

     5.  NONTRANSFERABILITY.  This Warrant shall not be transferable by the
         ------------------
Holder except that the Holder may transfer this Warrant to (a) his or her spouse, child, estate, personal representative, heir or successor (b) a trust for the benefit of the Holder or his or her spouse, child or heir, or (c) a partnership the partners of which consist solely of the Holder and/or his or her spouse, child, heir, and/or successor (each, a "Permitted Transferee") and this
                                                --------------------
Warrant is exercisable, during the Holder's lifetime, only by him or her or his or her spouse or child, or, in the event of the Holder's Disability, his or her guardian or legal representative. More particularly (but without limiting the generality of the foregoing), this Warrant may not be assigned, transferred (except as aforesaid), pledged or hypothecated in any way (whether by operation of law or otherwise), and shall not be subject to execution, attachment or similar process. Any assignment, transfer, pledge, hypothecation or other disposition of this Warrant contrary to the provisions hereof, and the levy of any attachment or similar process upon this Warrant that would otherwise effect a change in the ownership of this Warrant, shall terminate this Warrant; provided, however, that in the case of the involuntary levy of any attachment or similar involuntary process upon this Warrant, the Holder shall have thirty (30) days after notice thereof to cure such levy or process before this Warrant terminates.

     6.  RIGHTS OF THE HOLDER.  Holder shall not, by virtue hereof, be entitled
         --------------------
to any rights of a stockholder in Holdings, either at law or equity (including, without limitation, any rights to dividends) and the rights of the Holder with respect to the shares of Class B Common Stock purchasable pursuant to this Warrant are limited to those expressed in this Warrant and are not enforceable against Holdings except to the extent set forth herein.

     7.  ANTI-DILUTION PROVISIONS.  So long as this Warrant shall be
         ------------------------
outstanding, the Exercise Price in effect at any time and the number and kind of securities purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the happening of certain events. In case Holdings shall, with respect to its Class B Common Stock (or Common Stock issued upon conversion thereof): (i) declare a dividend or make a distribution on its outstanding shares of common stock in shares of such stock, (ii) subdivide or reclassify its outstanding shares into a greater number of shares or (iii) combine or reclassify its outstanding shares into a smaller number of shares, then the Exercise Price and the number of Warrant Shares purchasable upon exercise of this Warrant in effect at the time of the record date for such dividend or distribution, or the effective date of such subdivision, combination or reclassification, shall be appropriately adjusted as of the effective date of such dividend, or distribution, subdivision, combination or reclassification, to reflect such event. Irrespective of any adjustments in the Exercise Price or the number or kind of Warrant Shares purchasable upon exercise of this Warrant, Warrants therefore or thereafter issued may continue to express the same price and number and kind of shares as are stated in this Warrant initially issued.

     8.  OFFICER'S CERTIFICATE.  Whenever the Exercise Price shall be adjusted
         ---------------------
as required by the provisions of the foregoing, Holdings shall forthwith file in the custody of its Secretary or an Assistant Secretary at its principal office and with its stock transfer agent, if any, a certificate of Holdings' Chief Financial Officer showing the adjusted Exercise Price and number of Warrant Shares determined as herein provided, setting forth in reasonable detail the facts requiring such adjustment. Each such officer's certificate shall be made available at all reasonable times for inspection by the Holder or any holder of this Warrant, and Holdings shall, forthwith after each such adjustment, mail, by certified mail, a copy of such certificate to the Holder or any such holder.

     9.  NOTICES TO WARRANT HOLDERS.  So long as this Warrant shall be
         --------------------------
outstanding, (i) if Holdings shall declare any dividend or make any distribution upon the Class B Common Stock or (ii) if Holdings shall generally offer to the holders of the Class B Common Stock for subscription or purchase by them of any shares of any class of Holdings' capital stock or any other rights to purchase shares of Holdings' capital stock, then in any such case, Holdings shall cause notice to be given to the Holder of this Warrant, at least 10 days prior to the date specified in (x), (y) or (z) below, as the case may be, notice which shall contain a brief description of the proposed action and stating the date on which
(x) a record is to be taken for the purpose of such dividend, distribution or offer for subscription or purchase, (y) such reorganization, reclassification, consolidation, merger, sale, lease, transfer, dissolution, liquidation or winding up is to take place and the date, if any, that is to be fixed, as of which the holders of the Class B Common Stock or other capital stock of Holdings shall receive cash or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up, or (z) the date by which holders of the Class B Common Stock must elect to participate in the purchase of securities by Holdings pursuant to the offering referred to in clause (ii) above.

     10.  RECLASSIFICATION OR REORGANIZATION.  Subject to Section 2(g), in case
          ----------------------------------
of any reclassification, conversion or capital reorganization of outstanding shares of the Class B Common Stock of Holdings, Holdings shall, as a condition precedent to such reclassification, conversion or capital reorganization, cause effective provisions to be made so that the Holder shall have the right thereafter by exercising this Warrant at any time prior to the expiration of this Warrant, to purchase the kind and amount of shares of stock and other securities and property receivable upon such reclassification, conversion or capital reorganization which would have been deliverable to the Holder of this Warrant on the effective date of the reclassification, conversion or reorganization had the Holder exercised this Warrant immediately prior to the event described in this Section 10. Any such provision shall include provision for subsequent adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. The foregoing provisions of this Section 10 shall similarly apply to successive reclassifications, conversions or capital reorganizations of shares of the Class B Common Stock.

     11.  SECURITIES LAW COMPLIANCE.
          -------------------------

     (a) The Holder of this Warrant, by acceptance hereof, acknowledges that this Warrant and the Warrant Shares to be issued upon exercise hereof are being acquired solely for the Holder's own account and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell, transfer, assign or otherwise dispose of this Warrant or any Warrant Shares to be issued upon exercise hereof except under circumstances that will not result in a violation of the Securities Act, or any state securities laws. Upon exercise of this Warrant, the Holder shall, if requested by Holdings, that the shares of Class B Common Stock so purchased are being acquired solely for the Holder's own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale.

     (b) If deemed necessary by counsel to Holdings, this Warrant and all Warrant Shares issued upon exercise hereof shall be stamped or imprinted with legends, including without limitation legends setting forth the restrictions on transfer arising under applicable federal and state securities laws.

     12.  REPRESENTATIONS OF THE HOLDER.
          -----------------------------

     (a) The Holder represents and warrants to Holdings that it has substantial knowledge, skill and experience in making investment decisions of the type represented by this Warrant and the Warrant Shares. It is capable of evaluating the risk of its investment in this Warrant and the Warrant Shares and is able to bear the economic risk of such investment, including the risk of losing the entire investment, that it is acquiring this Warrant and the Warrant Shares for its own account, and that this Warrant and the Warrant Shares are being acquired by it for investment and not with a present view to any distribution thereof in violation of applicable securities law. If the Holder should in the future decide to dispose of any of this Warrant and the Warrant Shares, it is understood that it may do so only in compliance with the Securities Act and applicable state securities laws. The Holder represents and warrants that it is an "accredited investor" as defined in Rule 501(a) under the Securities Act.

     (b) The Holder understand that (i) this Warrant and the Warrant Shares have not been registered under the Securities Act by reason of their issuance in a transaction exempt from the registration requirements of the Securities Act (ii) this Warrant and the Warrant Shares must be held indefinitely unless a subsequent disposition thereof is registered under the Securities Act and applicable state securities laws or is exempt from such registration (and evidence satisfactory to Holdings is provided by such Holder of the availability of such exemptions, including the delivery to Holdings of opinions of counsel to such Holder, which opinions and counsel satisfactory to Holdings), and (iii) this Warrant and the Warrant Shares may bear a legend to such effect.

     13.  LOSS, THEFT, DESTRUCTION.  Upon receipt by Holdings of evidence
          ------------------------
reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and, in case of loss, theft or destruction, of an indemnity letter (reasonably satisfactory to Holdings) of an institutional Holder of this Warrant or in other cases, of an indemnity letter or other security reasonably satisfactory to Holdings, and upon surrender and cancellation of this Warrant, if mutilated, Holdings will make and deliver a new Warrant of like tenor and date in lieu of this Warrant. This Warrant shall be promptly canceled by Holdings upon the surrender hereof in connection with any such transfer or replacement. The Holder shall pay all expenses, taxes and other charges payable in connection with the preparation, execution and delivery of any such replacement Warrant.

     14.  AMENDMENTS.  Neither this Warrant nor any term hereof may be changed,
          ----------
waived, discharged or terminated without the prior written consent of the Holder.

     15.  GOVERNING LAW.  This Agreement shall be governed by and construed
          -------------
under the laws of the New York.

     16.  NOTICES.  All notices, requests, demands and other communications
          -------
pursuant to this Warrant shall be in writing and shall be deemed to have been duly given if personally delivered, telexed or telecopied to, or, if mailed, when received by, the other party at the following addresses (or at such other address as shall be given in writing by either party to the other):

     If to Holdings to:

          IWO Holdings, Inc..
          c/o Gibson, Dunn & Crutcher LLP
          200 Park Avenue, 47th Floor
          New York, New York 10166
          Attention:  Sean P. Griffiths, Esq.

          With a copy to:

          Gibson, Dunn & Crutcher LLP
          200 Park Avenue, 47th Floor

          New York, New York 10166-0193
          Attention:  Sean P. Griffiths, Esq.

     If to the Holder, to the following address (or to such other address as may be provided on a Transfer Form):

          _________________

          _________________

          _________________

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     IN WITNESS WHEREOF, Holdings has caused this Warrant to be executed by its officer thereunto duly authorized.

Dated:

IWO HOLDINGS, INC.

________________________

By:

Title:
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                                   EXHIBIT A

                               NOTICE OF EXERCISE


                                                           _______________,  ___

To:  IWO Holdings, Inc.

     The undersigned, pursuant to the provisions set forth in IWO Holdings, Inc. Warrant to Purchase Shares of Class B Stock, hereby agrees to purchase _______________ shares of Class B Common Stock and makes payment herewith in full therefor at the Exercise Price of $_______________ in the following form:
_______________. Certificates for such shares shall be issued in the name of and delivered to the undersigned, unless otherwise specified by written instructions, signed by the undersigned and accompanying this notice.



Signature:
          -------------------
Printed Name:
             ----------------
Address:
        ---------------------

-----------------------------


                                   EXHIBIT B

                                 TRANSFER FORM

     FOR VALUE RECEIVED __________________ hereby sells, assigns and transfers [all/__%] of the rights of the undersigned under IWO Holdings, Inc. Warrant to Purchase Shares of Class B Stock, with respect to the number of Warrant Shares covered thereby unto:


Name of Transferee                                     Address
------------------                                     -------


     The undersigned further hereby irrevocably constitutes and appoints ________________ its attorney-in-fact to make such transfers on the books and records of Holdings maintained for such purpose, with full power of substitution.



Dated:
      -------------------------
Signature:
          ---------------------
Printed Name:
             ------------------
Address:
        -----------------------

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